Exhibit 32

NORTH AMERICAN ENERGY RESOURCES, INC. FORM 10-Q
FOR THE QUARTER ENDED JULY 31, 2009
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ross E. Silvey, certify that

1.	I am the Chief Executive Officer and Acting Chief Financial Officer of North American Energy Resources, Inc.
2.
Attached to this certification is Form 10-Q for the quarter ended July 31, 2009, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains condensed financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
•	The periodic report containing the condensed financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
•	The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.

September 21, 2009	/s/ Ross E. Silvey
Ross E. Silvey
Chief Executive Officer and
Acting Chief Financial Officer